EXHIBIT 24
    (Power of Attorney of Certain Officers and Directors of the Corporation)
                                   EXHIBIT 24
                               Power of Attorney

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of MainStreet BankGroup Incorporated, a Virginia corporation (the "Corporation"), does hereby constitute and appoint Michael R. Brenan, James E. Adams and Rebecca J. Jenkins, and each of them (with full power to each of them to act alone), his true and lawful Attorneys in Fact and Agents for him and on his behalf and in his name, place and stead in any and all capacities and particularly as an officer and/or director of the Corporation to sign, execute and affix his seal thereto and file any documents, including any and all amendments, relating to the registration with the Securities and Exchange Commission of any applicable form under the Securities Act of 1933, as they deem appropriate, of the 8.90% Capital Securities (the "Capital Securities") of MainStreet Capital Trust I (the "Trust", a business trust formed under the laws of the state of Delaware), the 8.90% Junior Subordinated Deferrable Interest Debentures (the "Debentures") due December 1, 2027, and the Corporation's guarantee of the Capital Securities (the "Capital Securities Guarantee") and all other instruments, securities, documents and agreements related to the Capital Securities, the Debentures, the Capital Securities Guarantee, and the relationships between the Trust, the Corporation and the Initial Purchaser, and all such instruments, securities, documents and agreements related to the exchange or substitution of such instruments, securities, documents and agreements and make changes to any of the documents referred to above and generally to do all such things in their behalf in their capacities as officers and directors to enable the Corporation to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission.




         WITNESS the signatures and seals of the undersigned this 18th day of February, 1998.



                                          /s/ James E. Adams
                                          ________________________________(SEAL)
                                          James E. Adams


                                          /s/ W. Christopher Beeler, Jr.
                                          ________________________________(SEAL)
                                          W. Christopher Beeler, Jr.


                                           /s/ Thomas B. Bishop
                                          ________________________________(SEAL)
                                          Thomas B. Bishop


                                           /s/ Michael R. Brenan
                                          ________________________________(SEAL)
                                          Michael R. Brenan


                                           /s/ William L. Cooper, III
                                          ________________________________(SEAL)
                                          William L. Cooper, III


                                           /s/ Billy P. Craft
                                          ________________________________(SEAL)
                                          Billy P. Craft


                                           /s/ Phillip W. Dean
                                          ________________________________(SEAL)
                                          Phillip W. Dean


                                           /s/ I. Patricia Henry
                                          ________________________________(SEAL)
                                          I. Patricia Henry


                                           /s/ Larry E. Hutchens
                                          ________________________________(SEAL)
                                          Larry E. Hutchens


                                           /s/ George J. Kostel
                                          ______________________________(SEAL)
                                          George J. Kostel


                                          /s/ Dr. William O. McCabe, Jr.
                                          ______________________________(SEAL)
                                          Dr. William O. McCabe, Jr.


                                          /s/ Albert L. Prillaman
                                          ______________________________(SEAL)
                                          Albert L. Prillaman


                                           /s/ Alfred J. T. Byrne
                                          ______________________________(SEAL)
                                          Alfred J. T. Byrne

  Virginia
-----------------------
State                                                )
   Martinsville                                      )    to-wit:
-----------------------                              )
City                                                 )


         I, Gayle F. Gilley, a Notary Public in and for the City of Martinsville, in the State of Virginia, do hereby certify that James E. Adams,
W. Christopher Beeler, Jr., Thomas B. Bishop, Michael R. Brenan, William L. Cooper, III, Billy P. Craft, Phillip W. Dean, I. Patricia Henry, Larry E. Hutchens, George J. Kostel, Dr. William O. McCabe, Jr., Albert L. Prillaman and Alfred J. T. Byrne whose names are signed to the foregoing writing bearing date the 18th day of February, 1998, this day personally appeared before me and acknowledge the same in my City/County and State aforesaid.

         GIVEN under my hand and seal this 18th day of February, 1998.

                                                     /s/ Gayle F. Gilley
                                                   __________________________
                                                          Notary Public

My Commission Expires:
12-31-2000
______________________